UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                       0-26224                 51-0317849
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

EMPLOYMENT AGREEMENT WITH JOHN B. HENNEMAN, III

On December 19, 2005, Integra LifeSciences Holdings Corporation (the "Company") entered into an Amended and Restated Employment Agreement with John B. Henneman, III, the Company's Executive Vice President and Chief Administrative Officer. The following is a summary of the material terms of the agreement.

Term

The employment agreement extends Mr. Henneman's term of employment with the Company through January 3, 2009, with an automatic extension of the term of employment for consecutive one year periods unless the Company or Mr. Henneman provides notice that it or he elects not to extend the term.

Compensation and Benefits

The employment agreement provides that Mr. Henneman's base salary will increase to $420,000, effective January 1, 2006. In addition, Mr. Henneman will have a target bonus opportunity of 40% of his base salary, based upon the satisfaction of certain performance objectives as determined by the Compensation Committee of the Board of Directors of the Company, in its sole discretion. Mr. Henneman is also eligible to participate in the Company's employee benefit plans, stock-based plans and any other plans and benefits covering executives of the Company.

Equity Grant

Mr. Henneman's employment agreement provides for an award to Mr. Henneman of 100,000 shares of the Company's common stock, subject to restrictions and forfeiture, under the Company's 2003 Equity Incentive Plan. The award will be made on January 3, 2006, and the award agreement will provide that shares of common stock will be issued to Mr. Henneman on January 3, 2009 if the Company sales in 2006, 2007 or 2008 are greater than sales in 2005. The shares will be issued earlier if the Company experiences a change in control or Mr. Henneman's employment is terminated without cause, for good reason, disability or death.

The employment agreement also provides that all equity compensation grants made to Mr. Henneman by the Compensation Committee will fully vest upon the occurrence of a change in control of the Company or if Mr. Henneman's employment with the Company is terminated without cause, for good reason, disability or death. In addition, if the term of the employment agreement is not renewed, then a portion of Mr. Henneman's outstanding shares of restricted stock will be deemed to have vested as of the last day of his employment with the Company based on the number of days that he worked for the Company after the grant of restricted stock and the total number of days in the restriction period set forth in the restricted stock grant.

Severance Payments

If Mr. Henneman's employment with the Company is terminated by the Company for a reason other than death, disability or cause or Mr. Henneman terminates employment with the Company for good reason or because the Company does not extend the term of the employment agreement pursuant to the automatic renewal provision, the Company will pay to him a lump sum cash severance amount equal to the sum of his annual base salary as of his last day of active employment and his target bonus. In addition, the Company will continue to maintain and provide to Mr. Henneman continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans of the Company in which he would have been entitled to participate had his employment not terminated, at no cost, for a period ending on the earlier to occur of (i) the first anniversary of his last day of employment, (ii) the date


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he is employed on a full-time basis by another employer, or (iii) his death, provided the continued participation in such plan is not prohibited by the terms of the plan or for legal reasons.

Mr. Henneman's employment agreement provides that, instead of the foregoing severance benefits, if within 12 months of a change in control of the Company, his employment with the Company is terminated by the Company for a reason other than death, disability or cause or he terminates employment with the Company for good reason or because the Company does not extend the term of the employment agreement pursuant to the automatic renewal provision, the Company will pay to him a lump sum cash payment equal to 2.99 times the sum of his annual base salary as of his last day of active employment and target bonus. In addition, the Company will continue to maintain and provide to Mr. Henneman continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans of the Company in which he would have been entitled to participate in had his employment not terminated, at no cost, for a period ending on the earlier to occur of (i) the fifth anniversary of the employment agreement or (ii) his death, provided the continued participation in such plan is not prohibited by the terms of the plan or for legal reasons. All reasonable fees and expenses incurred by Mr. Henneman as a result of his termination of employment will be paid by the Company.

The above severance benefits are conditioned on Mr. Henneman and the Company executing mutual releases.

If any payment, coverage or benefit provided to Mr. Henneman is subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), he will receive a "gross-up" payment so he would be in the same net after-tax position he would have been in had Sections 280G and 4999 not been part of the Code.

Death of Executive

If Mr. Henneman dies during the term of his employment agreement, the Company will pay his spouse death benefits equal to a lump sum payment equal to Mr. Henneman's base salary, and his spouse and dependents will be eligible to continue to participate in the Company's health benefit plan for a period of one year from the date of Mr. Henneman's death, at no cost, provided such participation is not prohibited by the terms of the plan or for legal reasons.

Restrictive Covenants

Mr. Henneman's employment agreement provides that during the term of this agreement, and for the one year period after Mr. Henneman's termination of employment with the Company, Mr. Henneman will be subject to certain covenants not to compete against the Company.

EMPLOYMENT AGREEMENT WITH GERARD S. CARLOZZI

On December 19, 2005, the Company entered into an Amended and Restated Employment Agreement with Gerard S. Carlozzi, the Company's Executive Vice President and Chief Operating Officer. The following is a summary of the material terms of the agreement.

Term

The employment agreement extends Mr. Carlozzi's term of employment with the Company through January 3, 2009, with an automatic extension of the term of employment for consecutive one year periods unless the Company or Mr. Carlozzi provides notice that it or he elects not to extend the term.

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Compensation and Benefits

The employment agreement provides that Mr. Carlozzi's base salary will increase to $400,000, effective January 1, 2006. In addition, Mr. Carlozzi will have a target bonus opportunity of 40% of his base salary, based upon the satisfaction of certain performance objectives as determined by the Compensation Committee of the Board of Directors of the Company, in its sole discretion. Mr. Carlozzi is also eligible to participate in the Company's employee benefit plans, stock-based plans and any other plans and benefits covering executives of the Company.

Equity Grant

Mr. Carlozzi's employment agreement provides for an award to Mr. Carlozzi of 100,000 shares of the Company's common stock, subject to restrictions and forfeiture, under the Company's 2003 Equity Incentive Plan. The award will be made on January 3, 2006, and the award agreement will provide that shares of common stock will be issued to Mr. Carlozzi on January 3, 2009 if the Company sales in 2006, 2007 or 2008 are greater than sales in 2005. The shares will be issued earlier if the Company experiences a change in control or Mr. Carlozzi's employment is terminated without cause, for good reason, disability or death.

The employment agreement also provides that all equity compensation grants made to Mr. Carlozzi by the Compensation Committee will fully vest upon the occurrence of a change in control of the Company or if Mr. Carlozzi's employment with the Company is terminated without cause, for good reason, disability or death. In addition, if the term of the employment agreement is not renewed, then a portion of Mr. Carlozzi's outstanding shares of restricted stock will be deemed to have vested as of the last day of his employment with the Company based on the number of days that he worked for the Company after the grant of restricted stock and the total number of days in the restriction period set forth in the restricted stock grant.

Severance Payments

If Mr. Carlozzi's employment with the Company is terminated by the Company for a reason other than death, disability or cause or Mr. Carlozzi terminates employment with the Company for good reason or because the Company does not extend the term of the employment agreement pursuant to the automatic renewal provision, the Company will pay to him a lump sum cash severance amount equal to the sum of his annual base salary as of his last day of active employment and his target bonus. In addition, the Company will continue to maintain and provide to Mr. Carlozzi continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans of the Company in which he would have been entitled to participate had his employment not terminated, at no cost, for a period ending on the earlier to occur of (i) the first anniversary of his last day of employment, (ii) the date he is employed on a full-time basis by another employer, or (iii) his death, provided the continued participation in such plan is not prohibited by the terms of the plan or for legal reasons.

Mr. Carlozzi's employment agreement provides that, instead of the foregoing severance benefits, if within 12 months of a change in control of the Company, his employment with the Company is terminated by the Company for a reason other than death, disability or cause or he terminates employment with the Company for good reason or because the Company does not extend the term of the employment agreement pursuant to the automatic renewal provision, the Company will pay to him a lump sum cash payment equal to 2.99 times the sum of his annual base salary as of his last day of active employment and target bonus. In addition, the Company will continue to maintain and provide to Mr. Carlozzi continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans of the Company in which he would have been entitled to participate in had his employment not terminated, at no cost, for a period ending on the earlier to occur of (i) the fifth anniversary of the employment agreement or (ii) his death, provided the continued participation in such plan is not prohibited by the terms of the plan or for legal reasons. All reasonable fees and expenses incurred by Mr. Carlozzi as a result of his termination of employment will be paid by the Company.

The above severance benefits are conditioned on Mr. Carlozzi and the Company executing mutual releases.

If any payment, coverage or benefit provided to Mr. Carlozzi is subject to the excise tax under Section 4999 of the Code, he will receive a "gross-up" payment so he would be in the same net after-tax position he would have been in had Sections 280G and 4999 not been part of the Code.

Death of Executive

If Mr. Carlozzi dies during the term of his employment agreement, the Company will pay his spouse death benefits equal to a lump sum payment equal to Mr. Carlozzi's base salary, and his spouse and dependents will be eligible to continue to participate in the Company's health benefit plan for a period of one year from the date of Mr. Carlozzi's death, at no cost, provided such participation is not prohibited by the terms of the plan or for legal reasons.

Restrictive Covenants

Mr. Carlozzi's employment agreement provides that during the term of this agreement, and for the one year period after Mr. Carlozzi's termination of employment with the Company, Mr. Carlozzi will be subject to certain covenants not to compete against the Company.

EMPLOYMENT AGREEMENT WITH DAVID B. HOLTZ

On December 19, 2005, the Company entered into an Amended and Restated Employment Agreement with David B. Holtz, the Company's Senior Vice President, Finance. The following is a summary of the material terms of the agreement.

Term

The employment agreement extends Mr. Holtz's term of employment with the Company through December 31, 2006, with an automatic extension of the term of employment for consecutive one year periods unless the Company or Mr. Holtz provides notice that it or he elects not to extend the term.

Compensation and Benefits

The employment agreement increased Mr. Holtz's base salary to $250,000 as of the date of the agreement. Mr. Holtz will have a target bonus opportunity of 30% of his base salary, as determined by the Compensation Committee of the Board of Directors in its sole discretion. Mr. Holtz is also eligible to participate in the Company's employee benefit plans, stock-based plans and any other plans and benefits covering executives of the Company.

Equity Grant

Mr. Holtz's employment agreement provided for a grant 6,750 shares of restricted stock under the Company's 2003 Equity Incentive Plan on December 19, 2005. These shares will vest upon the earliest to occur of (i) a change in control of the Company, (ii) the date Mr. Holtz's employment with the Company is terminated without cause, death, for good reason or disability, or (iii) December 31, 2006.

Severance

If Mr. Holtz's employment with the Company is terminated by the Company for a reason other than death, disability, cause or retirement or Mr. Holtz terminates employment with the Company for good reason or because the Company does not extend the term of the employment agreement pursuant to the automatic renewal provision, the Company will pay to him a lump sum cash severance amount equal to the sum of his annual base salary as of his last day of active employment and his target bonus. In addition, the Company will continue to maintain and provide to Mr. Holtz continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans of the Company in which he would have been entitled to participate had his employment not terminated, at no cost, for a period ending on the earlier to occur of (i) the first anniversary of his last day of employment, (ii) the date he is employed on a full-time basis by another employer, or (iii) his death, provided the continued participation in such plan is not prohibited by the terms of the plan or for legal reasons.

The employment agreement provides that, instead of the foregoing severance benefits, if within 12 months of a change in control of the Company, Mr. Holtz's employment with the Company is terminated by the Company for a reason other than death, disability, cause or retirement or he terminates employment with the Company for good reason or because the Company does not extend the term of the employment agreement pursuant to the automatic renewal provision, the Company will pay to him a lump sum cash payment equal to 2.99 times the sum of his annual base salary as of his last day of active employment and his target bonus. In addition, the Company will continue to maintain and provide to Mr. Holtz continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans of the Company in which he would have been entitled to participate in had his employment not terminated, at no cost, for a period ending on the earlier to occur of (i) the fifth anniversary of the employment agreement or (ii) his death, provided the continued participation in such plan is not prohibited by the terms of the plan or for legal reasons. All reasonable fees and expenses incurred by Mr. Holtz as a result of his termination of employment will be paid by the Company.

If any payment or benefit provided to Mr. Holtz would be subject to the excise tax under Section 4999 of the Code, Mr. Holtz will have the amounts payable to him and benefits he will receive reduced so that no amounts he would receive would be subject to the excise tax under Section 4999 of the Code if such reduction would result in him receiving an increased amount on an after-tax basis if no reduction had occurred.

Restrictive Covenants

Mr. Holtz's employment agreement provides that during the term of this agreement, and for the one year period after Mr. Holtz's termination of employment with the Company, Mr. Holtz will be subject to certain covenants not to compete against the Company.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

    DATE: DECEMBER 23, 2005         BY: /S/ STUART M. ESSIG
                                        -----------------------------
                                        STUART M. ESSIG
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER